                             LETTER OF TRANSMITTAL
                               OFFER TO EXCHANGE
                  13 1/2% SENIOR DISCOUNT DEBENTURES DUE 2009,
                      WHICH HAVE BEEN REGISTERED UNDER THE
                      SECURITIES ACT OF 1933, AS AMENDED,
                  FOR AN EQUAL PRINCIPAL AMOUNT AT MATURITY OF
                  13 1/2% SENIOR DISCOUNT DEBENTURES DUE 2009
                                       OF
                               AKI HOLDING CORP.

-------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON 1998, (AS SUCH DATE AND TIME MAY BE EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION (THE "EXPIRATION DATE")). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.
-------------------------------------------------------------------------------


                  The Exchange Agent For The Exchange Offer Is
                      STATE STREET BANK AND TRUST COMPANY

  By Registered or Certified Mail:      Facsimile Transmissions:           By Hand Or Overnight Delivery in Boston:
                                      (Eligible institutions only)
State Street Bank and Trust Company          (617) 664-5371                  State Street Bank and Trust Company
            P.O. Box 778                                                           Two International Plaza
    Boston, Massachusetts 02102                                                          Fourth Floor
 Attn.: Corporate Trust Department                                               Boston, Massachusetts 02110
                                                                              Attn.: Corporate Trust Department

                                         For Information Call:        By Hand Or Overnight Delivery in New York (as Drop
                                             (617) 664-5587                                Agent):
                                                                          State Street Bank and Trust Company, N.A.
                                                                                   61 Broadway, 15th Floor
                                                                                    Corporate Trust Window
                                                                                   New York, New York 10006


            DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

            The undersigned hereby acknowledges receipt of the Prospectus dated October ___ , 1998 ( the "Prospectus") of AKI Holding Corp., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of its newly issued 13 1/2% Senior Discount Debentures due 2009, which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "New Debentures") for each $1,000 in principal amount at maturity of its outstanding 13 1/2% Senior Discount Debentures due 2009, (the "Old Debentures"). The New Debentures and the Old Debentures are collectively referred to as the "Debentures." Capitalized terms used and not defined herein have the meanings ascribed to them in the Prospectus.

            This Letter of Transmittal is to be completed by holders of Old Debentures either if Old Debentures are to be forwarded herewith or if tenders of Old Debentures are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedure for Tendering" in the Prospectus.

            Holders of Old Debentures who wish to tender their Old Debentures and whose Old Debentures are not immediately available or who cannot deliver their Old Debentures, the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Debentures according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures."

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                          BEFORE COMPLETING THE BOXES

            The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

-----------------------------------------------------------------------------------------------------------------------------------
                      BOX 1
-----------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION OF OLD DEBENTURES TENDERED                  1                           2                             3
Name(s) and Address(es) of Registered Holder(s),   Certificate Number(s)*   Aggregate Principal Amount of   Principal Amount of Old
 exactly as name(s) appear(s) on Old Debentures                                     Old Debentures           Debentures Tendered**
    Certificate(s): (Please fill in, if blank)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Total
-----------------------------------------------------------------------------------------------------------------------------------
*           Need not be completed if Old Debentures are being tendered by book-entry holders.
**          Unless otherwise indicated in the column, a holder will be deemed to have tendered all Old Debentures
-----------------------------------------------------------------------------------------------------------------------------------

                                       2

-----------------------------------------------------------------------------------------------------------------------------------
represented by the aggregate principal amount of Old Debentures indicated in Column 2. See Instruction 4.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                      BOX 2
-----------------------------------------------------------------------------------------------------------
                BENEFICIAL OWNER(S)
-----------------------------------------------------------------------------------------------------------
         State of Principal Residence of                  Aggregate Principal Amount of Tendered Debentures
   Each Beneficial Owner of Tendered Debentures             Tendered Held For Account of Beneficial Owner
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF OLD DEBENTURES TENDERED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
            FOLLOWING:

Name of Tendering Institution
                             --------------------------------------------------

Account Number
              -----------------------------------------------------------------

Transaction Code Number
                       --------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF OLD DEBENTURES TENDERED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
                            ---------------------------------------------------

            Window Ticket Number (if any)
                                         --------------------------------------

            Date of Execution of Notice of Guaranteed Delivery
                                                              -----------------

Name of Institution which Guaranteed Delivery
                                             ----------------------------------

            If Guaranteed Delivery is to be made By Book-Entry Transfer:

Name of Tendering Institution
                             --------------------------------------------------

Account Number
              -----------------------------------------------------------------

Transaction Code Number
                       --------------------------------------------------------


[ ] CHECK HERE IF OLD DEBENTURES TENDERED BY BOOK-ENTRY TRANSFER AND NOT ACCEPTED FOR EXCHANGE OR OTHERWISE NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD DEBENTURES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     --------------------------------------------------------------------------

-------------------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

Ladies and Gentlemen:

            The undersigned hereby tenders the principal amount of Old Debentures described in the Box 1 above (the "Tendered Debentures") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Debentures and the undersigned represents that it has received from each beneficial owner of the Tendered Debentures ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or book entry transfer participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in the Letter of Transmittal.

            Subject to, and effective upon, the acceptance for exchange of all or any portion of the Tendered Debentures, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to and under the Tendered Debentures.

            Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Debentures be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Tendered Debentures, that such New Debentures be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Debentures not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Tendered Debentures, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions, " please deliver New Debentures to the undersigned at the address shown below the undersigned's signature.

            The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture for the Debentures) with respect to the Tendered Debentures, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Tendered Debentures to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Debentures to be issued in exchange for Tendered Debentures, (ii) present such Tendered Debentures for transfer, and to transfer the Tendered Debentures on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Tendered Debentures, all in accordance with the terms and conditions of the Exchange Offer.

            The undersigned understands that tenders of Old Debentures pursuant to any one of the procedures described in "The Exchange Offer--Procedure for Tendering" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such Old Debentures tendered, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Debentures tendered hereby. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any

Beneficial Owners hereunder shall be binding upon their heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

            The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Tendered Debentures and that, when the same are accepted for exchange, the company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Debentures tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the company or the exchange agent to be necessary or desirable to complete the exchange, assignment and transfer of the Tendered Debentures, and the undersigned will comply with its obligations under the registration rights agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

            If any Old Debentures tendered are not exchanged pursuant to the Exchange Offer for any reason, or if the certificate or certificates (the "Certificates") for such Old Debentures are submitted in a principal amount not tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Debentures will be returned (or, in the case of Old Debentures tendered by book-entry transfer, such Old Debentures will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

            The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

            By tendering Old Debentures and executing this Letter of Transmittal, the undersigned, and each Beneficial Owner hereby represents and warrants that (i) the New Debentures acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution within the meaning of the Securities Act of such New Debentures, (iii) if the undersigned is not a broker-dealer, or is a broker-dealer but will not receive New Debentures for its own account in exchange for Old Debentures, neither the undersigned nor any such other person is engaged in or intends to participate in the distribution of such New Debentures and (iv) neither the undersigned nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or, if the undersigned is an "affiliate," that the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

            The undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Debentures must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale transaction of the New Debentures acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer--Purpose and Effects of the Exchange Offer." The undersigned and each Beneficial Owner understands that any such secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Commission.

            If the undersigned is a broker-dealer that will receive New Debentures for its own account in exchange for Old Debentures that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Debentures; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            The New Debentures will accrete at a rate of 13 1/2%, compounded semi-annually to an aggregate principal amount of $50.0 million at July 1, 2003. The New Debentures will accrue interest at the rate of 13 1/2% per annum, payable semi-annually on January 1 and July 1 of each year, commencing January 1, 2004.

-------------------------------------------------------------------------------
                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 19)
                     (NOTE: SIGNATURE(S) MUST BE GUARANTEED
                         IF REQUIRED BY INSTRUCTION 2)

            Must be signed by registered holder(s) exactly as name(s) appear(s) on the face of the Certificate(s) for the Old Debentures hereby tendered or in whose name Old Debentures are registered on the books of the Company, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Old Debentures to comply with the restrictions on transfer applicable to the Old Debentures). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Date:                     , 199
     ---------------------
Name(s)
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
                                    (PLEASE PRINT)

Capacity (full title)
                     ----------------------------------------------------------

Address
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              -------------------------------------------------

-------------------------------------------------------------------------------
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)



-------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE


Date:                     , 199
     ---------------------
Name of Firm
            -------------------------------------------------------------------

Capacity (full title)
                     ----------------------------------------------------------
                       (PLEASE PRINT)

Address
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
                                   (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              -------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the New Debentures or Old Debentures not tendered are to be issued in the name of someone other than the registered holder of the Old Debentures whose name(s) appear(s) above.

Issue

[ ]   Old Debentures not tendered to:
[ ]   New Debentures to:

Name(s)
       ------------------------------------------------------------------------

Address
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
                                 (INCLUDE ZIP CODE)


Area Code and
Telephone Number
                ---------------------------------------------------------------

-------------------------------------------------------------------------------
                             (TAX IDENTIFICATION OR SOCIAL
                                  SECURITY NUMBER(S))

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if New Debentures or Old Debentures not tendered are to be sent to someone other than the registered holder of the Old Debentures whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[ ]   Old Debentures not tendered to:
[ ]   New Debentures to:

Name(s)
       ------------------------------------------------------------------------

Address
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
                                 (INCLUDE ZIP CODE)


Area Code and
Telephone Number
                ---------------------------------------------------------------

-------------------------------------------------------------------------------
                             (TAX IDENTIFICATION OR SOCIAL
                                  SECURITY NUMBER(S))

-------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

            1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if
(a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer-- Procedure for Tendering" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Debentures into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Old Debentures may be tendered in whole or in part.

            Holders of Old Debentures who wish to tender their Old Debentures and whose Old Debentures are not immediately available or who cannot deliver their Old Debentures, the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Debentures according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Debentures, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

            The Notice of Guaranteed Delivery may be delivered by hand or overnight courier or transmitted by telegram, telex, facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Debentures to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a Securities Transfer Association.

            THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS

RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

            DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

            The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

            2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

            (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name is registered on the books of the Company as the owner of the Old Debentures) of Old Debentures tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

            (ii) such Old Debentures are tendered for the account of a firm that is an Eligible Institution.

            In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

            3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Debentures" is inadequate, the Certificate number(s) and/or the aggregate principal amount of Old Debentures and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

            4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the Old Debentures evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Debentures which are to be tendered in the box entitled "Principal Amount of Old Debentures Tendered." In such case, new Certificate(s) for the remainder of the Old Debentures that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Debentures, promptly after the Expiration Date. All Old Debentures represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

            Except as otherwise provided herein, tenders of Old Debentures may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange.

            To withdraw a tender of Old Debentures in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date and prior to acceptance for exchange by the Company. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Debentures to be withdrawn (the "Depositor"), (ii) identify the Old Debentures to be withdrawn (including the certificate number or numbers and principal amount of such Old Debentures), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Debentures were tendered (including required signature guarantees) or be accompanied by documents of transfer sufficient to permit the trustee with respect to the Old Debentures to register the transfer of such Old Debentures into the name of the Depositor withdrawing the tender and (iv) specify the name in which any such Old Debentures are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Debentures so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Debentures will be issued with respect thereto unless the Old Debentures so withdrawn are validly retendered. Any Old Debentures which have been tendered but which are not accepted for exchange will be returned by the Exchange Agent to the holder thereof without cost to such holder as promptly as practicable after withdrawal, rejection of ender or termination of the Exchange Offer. Properly withdrawn Old Debentures may be retendered by following one of the procedures described in "The Exchange Offer--Procedure for Tendering" in the Prospectus at any time prior to the Expiration Date.

            5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Debentures tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

            If any of the Old Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

            If any tendered Old Debentures are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

            If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in their sole discretion, of each such person's authority so to act.

            When this Letter of Transmittal is signed by the registered owner(s) of the Old Debentures listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Debentures are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

            If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Debentures listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the face of the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Old Debentures. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

            6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Debentures are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Debentures are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Debentures not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

            7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Debentures, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions" or any conditions or irregularity in any tender of Old Debentures of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Debentures will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

            8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

            9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Debentures are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Debentures exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

            The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

            The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Debentures or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Debentures. If the Old Debentures are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

            Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

            Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

            10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

            11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Debentures, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Debentures for exchange.

            Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Debentures nor shall any of them incur any liability for failure to give any such notice.

            12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Debentures have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

            13. SECURITY TRANSFER TAXES. Holders who tender their Old Debentures for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Debentures are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Debentures tendered, or if a transfer tax is imposed for any reason other than the exchange of Old

Debentures in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

























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



          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF)
            AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE
               EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.
               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                              (See Instruction 9)

                PAYER'S NAME: STATE STREET BANK & TRUST COMPANY


-----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE          PART 1-PLEASE PROVIDE YOUR TIN ON THE      TIN:______________________________
FORM W-9            LINE AT RIGHT AND CERTIFY BY SIGNING             Social Security Number or
                    AND DATING BELOW                               Employer Identification Number
DEPARTMENT OF
THE TREASURY
INTERNAL REVENUE
SERVICE
                    ---------------------------------------------------------------------------------------------------
                    PART 2 - TIN Applied for [ ]
                    ---------------------------------------------------------------------------------------------------
PAYOR'S REQUEST     CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
FOR TAXPAYER
IDENTIFICATION      (1)         the number shown on this form is my correct taxpayer identification number (or I am
NUMBER                          waiting for a number to be issued to me),
("TIN") AND
CERTIFICATION       (2)         I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS")
                                that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

                    (3)         any other information provided on this form is true and correct.

                    Signature ________________________________      Date _______________, 1998
-----------------------------------------------------------------------------------------------------------------------
You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the
IRS that you are no longer subject to backup withholding.
-----------------------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Debentures shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


Signature                                        Date                   , 1998
          -----------------------------------         -------------------

---------------------------------------------
                 Name (Please Print)

-------------------------------------------------------------------------------




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